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                                                                  EXHIBIT 10(a)











                            QUAKER STATE CORPORATION

                           1994 STOCK INCENTIVE PLAN







                  As Approved by Stockholders on May 12, 1994
                   Amended and Restated Through May 16, 1997















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                            QUAKER STATE CORPORATION
                           1994 STOCK INCENTIVE PLAN

         The purposes of the 1994 Stock Incentive Plan (the "Plan") are to encourage eligible employees of Quaker State Corporation (the "Corporation") and its Subsidiaries to increase their efforts to make the Corporation and each Subsidiary more successful, to provide an additional inducement for such employees to remain with the Corporation or a Subsidiary, to reward such employees by providing an opportunity to acquire shares of the Capital Stock, par value $1.00 per share, of the Corporation (the "Capital Stock") on favorable terms and to provide a means through which the Corporation may attract able persons to enter the employ of the Corporation or one of its Subsidiaries. For the purposes of the Plan, the term "Subsidiary" means any corporation in an unbroken chain of corporations beginning with the Corporation, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.


                                   SECTION 1

                                 ADMINISTRATION

         The Plan shall be administered by a Committee (the "Committee") appointed by the Board of Directors of the Corporation (the "Board") and consisting of not less than two members of the Board, each of whom at the time of appointment to the Committee and at all times during service as a member of the Committee shall be (i) a "non-employee director" as defined under Rule 16b-3(b)(3) under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor Rule and (ii) an "outside director" under Section 162(m)(4)(C) of the Internal Revenue Code of 1986 (the "Code"), or any successor provision.

         The Committee shall interpret the Plan and prescribe such rules, regulations and procedures in connection with the operations of the Plan as it shall deem to be necessary and advisable for the administration of the Plan consistent with the purposes of the Plan. All questions of interpretation and application of the Plan, or as to grants or awards under the Plan, shall be subject to the determination of the Committee, which shall be final and binding.

         The Committee shall keep records of action taken. A majority of the Committee shall constitute a quorum at any meeting, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all the members of the Committee, shall be the acts of the Committee.



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                                   SECTION 2

                                  ELIGIBILITY

         Those key employees of the Corporation or any Subsidiary (including, but not limited to, covered employees as defined in Section 162(m)(3) of the Code, or any successor provision) who share responsibility for the management, growth or protection of the business of the Corporation or any Subsidiary shall be eligible to be granted stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to receive awards of restricted, performance and other shares as described herein.

         Subject to the provisions of the Plan, the Committee shall have full and final authority, in its discretion, to grant stock options (with or without alternative stock appreciation rights and/or cash payment rights) and to award restricted, performance and other shares as described herein and to determine the employees to whom any such grant or award shall be made and the number of shares to be covered thereby. In determining the eligibility of any employee, as well as in determining the number of shares covered by each grant or award and whether alternative stock appreciation rights and/or cash payment rights shall be granted in conjunction with a stock option, the Committee shall consider the position and the responsibilities of the employee being considered, the nature and value to the Corporation or a Subsidiary of his or her services, his or her present and/or potential contribution to the success of the Corporation or a Subsidiary and such other factors as the Committee may deem relevant.


                                   SECTION 3

                        SHARES AVAILABLE UNDER THE PLAN

         The aggregate number of shares of the Capital Stock that may be issued and as to which grants or awards may be made under the Plan is 4,862,978 shares, subject to adjustment and substitution as set forth in Section 7. If any stock option granted under the Plan is cancelled by mutual consent or terminates or expires for any reason without having been exercised in full, the number of shares subject thereto shall again be available for purposes of the Plan, except that to the extent that alternative stock appreciation rights granted in conjunction with a stock option under the Plan are exercised and the related stock option surrendered the number of shares available for purposes of the Plan shall be reduced by the number of shares of Capital Stock issued upon exercise of such alternative stock appreciation rights. If shares of Capital Stock are forfeited to the Corporation pursuant to the restrictions applicable to restricted shares awarded under the Plan, the shares so forfeited shall not again be available for purposes of the Plan unless during the period such shares were outstanding the


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grantee received no dividends or other benefits of ownership from such shares.
For the purpose of applying this standard, no benefit is deemed to be derived by a grantee from voting rights or where dividends accumulate but due to forfeiture are never realized. To the extent any performance shares are not earned, the number of shares shall again be available for purposes of the Plan.

         The shares which may be issued under the Plan may be either authorized but unissued shares or treasury shares or partly each.


                                   SECTION 4

                      GRANT OF STOCK OPTIONS, ALTERNATIVE
                       STOCK APPRECIATION RIGHTS AND CASH
                    PAYMENT RIGHTS AND AWARD OF RESTRICTED,
                          PERFORMANCE AND OTHER SHARES

         The Committee shall have authority, in its discretion, (i) to grant "incentive stock options" pursuant to Section 422 of the Code, to grant "nonstatutory stock options" (i.e., stock options which do not qualify under Sections 422 or 423 of the Code) or to grant both types of stock options (but not in tandem), (ii) to award restricted shares, (iii) to award performance shares and (iv) to make other share awards, all as provided herein. The Committee also shall have the authority, in its discretion, to grant alternative stock appreciation rights in conjunction with incentive stock options or nonstatutory stock options with the effect provided in Section 5(D) and to grant cash payment rights in conjunction with nonstatutory stock options with the effect provided in Section 5(E). Alternative stock appreciation rights granted in conjunction with an incentive stock option may only be granted at the time the incentive stock option is granted. Cash payment rights may not be granted in conjunction with incentive stock options. Alternative stock appreciation rights and/or cash payment rights granted in conjunction with a nonstatutory stock option may be granted either at the time the stock option is granted or at any time thereafter during the term of the stock option.

         During the duration of the Plan, the maximum award under the Plan to any one employee during any calendar year will be 350,000 shares and/or $400,000 as cash payment rights, subject to adjustment and substitution as set forth in Section 7. For the purposes of this limitation, any adjustment or substitution made pursuant to Section 7 with respect to the maximum number of shares set forth in the preceding sentence shall also be made with respect to any shares subject to stock options or share awards previously granted under the Plan to such employee during the same calendar year.

         Notwithstanding any other provision contained in the Plan or in any agreement referred to in Section 5(I), but subject to the possible exercise of the Committee's discretion contemplated in the last sentence of this paragraph, the aggregate fair market value, determined as provided in Section 5(J) on the date of grant, of the shares


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with respect to which incentive stock options are exercisable for the first time by an employee during any calendar year under all plans of the corporation employing such employee, any parent or subsidiary corporation of such corporation and any predecessor corporation of any such corporation shall not exceed $100,000. If the date on which one or more of such incentive stock options could first be exercised would be accelerated pursuant to any provision of the Plan or any stock option agreement, and the acceleration of such exercise date would result in a violation of the limitation set forth in the preceding sentence, then, notwithstanding any such provision, but subject to the provisions of the next succeeding sentence, the exercise dates of such incentive stock options shall be accelerated only to the date or dates, if any, that do not result in a violation of such limitation and, in such event, the exercise dates of the incentive stock options with the lowest option prices shall be accelerated to the earliest such dates. The Committee may, in its discretion, authorize the acceleration of the exercise date of one or more incentive stock options even if such acceleration would violate the $100,000 limitation set forth in the first sentence of this paragraph and even if such incentive stock options are thereby converted in whole or in part to nonstatutory stock options.

         The Committee may accept the cancellation of outstanding stock options or the contribution or surrender of restricted shares in return for the grant of new stock options for the same or a different number of shares at the same option exercise price or for restricted shares with different restrictions.


                                   SECTION 5

                 STOCK OPTIONS, ALTERNATIVE STOCK APPRECIATION
                         RIGHTS AND CASH PAYMENT RIGHTS

         Stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to the following terms and conditions:

                  (A) The purchase price at which each stock option may be exercised (the "option price") shall be such price as the Committee, in its discretion, shall determine but shall not be less than one hundred percent (100%) of the fair market value per share of the Capital Stock covered by the stock option on the date of grant, except that in the case of an incentive stock option granted to an employee who, immediately prior to such grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or any Subsidiary (a "Ten Percent Employee"), the option price shall not be less than one hundred ten percent (110%) of such fair market value on the date of grant. For purposes of this Section 5(A), the fair market value of the Capital Stock shall be determined as provided in Section 5(J). For purposes of this Section 5(A), an individual (i) shall be considered as owning not only shares of stock owned individually but also all shares of stock that are at the


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         time owned, directly or indirectly, by or for the spouse, ancestors, lineal descendants and brothers and sisters (whether by the whole or half blood) of such individual and (ii) shall be considered as owning proportionately any shares owned, directly or indirectly, by or for any corporation, partnership, estate or trust in which such individual is a stockholder, partner or beneficiary.

                  (B) The option price for each stock option shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of cash the person exercising the stock option may (if authorized by the Committee at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option) pay the option price in whole or in part by delivering to the Corporation shares of the Capital Stock having a fair market value on the date of exercise of the stock option, determined as provided in Section 5(J), equal to the option price for the shares being purchased, except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Capital Stock which have been held for less than six months may be delivered in payment of the option price of a stock option. Delivery of shares, if authorized, may also be accomplished through the effective transfer to the Corporation of shares held by a broker or other agent. The Corporation will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, unless the Committee, in its discretion, shall otherwise determine at the time of grant in the case of an incentive stock option, or at any time in the case of a nonstatutory stock option, the exercise of the stock option shall not be deemed to occur and no shares of Capital Stock will be issued by the Corporation upon exercise of the stock option until the Corporation has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Capital Stock which may be issued under the Plan as provided in Section 3.

                  (C) Each stock option shall be exercisable at such time or times as the Committee, in its discretion, shall determine, except that no stock option shall be exercisable after the expiration of ten years (five years in the case of an incentive stock option granted to a Ten Percent Employee) from the date of grant. A stock option to the extent exercisable at any time may be exercised in whole or in part.

                  (D) Alternative stock appreciation rights granted in conjunction with a stock option shall entitle the person exercising the alternative stock appreciation


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         rights to surrender the related stock option, or any portion thereof, and to receive from the Corporation in exchange therefor that number of shares of the Capital Stock having an aggregate fair market value on the date of exercise of the alternative stock appreciation rights equal to the excess of the fair market value of one share of the Capital Stock on such date of exercise over the option price per share times the number of shares covered by the related stock option, or portion thereof, which is surrendered. Alternative stock appreciation rights shall be exercisable to the extent that the related stock option is exercisable and only by the same person who is entitled to exercise the related stock option; provided, however, that alternative stock appreciation rights granted in conjunction with an incentive stock option shall not be exercisable unless the then fair market value of the Capital Stock exceeds the option price of the shares subject to the incentive stock option. Cash shall be paid in lieu of any fractional shares. The date of exercise of alternative stock appreciation rights shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the alternative stock appreciation rights shall be considered for all purposes to be the owner of the shares to be received. To the extent that a stock option as to which alternative stock appreciation rights have been granted is exercised, cancelled, terminates or expires, the alternative stock appreciation rights shall be cancelled. For the purposes of this Section 5(D), the fair market value of the Capital Stock shall be determined as provided in Section 5(J).

                  (E) Cash payment rights granted in conjunction with a nonstatutory stock option shall entitle the person who is entitled to exercise the stock option, upon exercise of the stock option or any portion thereof, to receive cash from the Corporation (in addition to the shares to be received upon exercise of the stock option) equal to such percentage as the Committee, in its discretion, shall determine not greater than one hundred percent (100%) of the excess of the fair market value of a share of the Capital Stock on the date of exercise of the stock option over the option price per share of the stock option times the number of shares covered by the stock option, or portion thereof, which is exercised. Payment of the cash provided for in this Section 5(E) shall be made by the Corporation as soon as practicable after the time the amount payable is determined. For purposes of this Section 5(E), the fair market value of the Capital Stock shall be determined as provided in Section 5(J).

                  (F) Unless the Committee, in its discretion, shall otherwise determine, (i) no stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death and (ii) all stock options shall be exercisable during the lifetime of the grantee only by the grantee.

                  (G) Subject to the provisions of Section 4 in the case of incentive stock options, unless the Committee, in its discretion, shall otherwise determine:



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                           (i) If the employment of a grantee is voluntarily
              terminated with the consent of the Corporation or a Subsidiary, the grantee becomes entitled to a severance benefit under the Corporation's Severance Pay Plan for Salaried and Hourly Non-Union Employees (the "Severance Plan") or a grantee retires under any retirement plan of the Corporation or a Subsidiary, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only to the extent exercisable by the grantee immediately prior to the termination of employment) at any time prior to the expiration date of such stock option or within three years after the date of termination of employment of the grantee, whichever is the shorter period, and to the extent not exercisable shall terminate;

                           (ii) Following the death of a grantee during
              employment, any outstanding stock option held by the grantee at the time of death shall be exercisable in full (whether or not so exercisable by the grantee immediately prior to the death of the grantee) by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within three years after the date of death of the grantee, whichever is the shorter period;

                           (iii) Following the death of a grantee after
              termination of employment during a period when a stock option is exercisable, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative during the shorter of the following two periods:
              (i) until the expiration date of the stock option or (ii) within three years after the termination of employment of the grantee or one year after the date of death of the grantee (whichever is longer).

                           (iv) Unless Section 8(C) applies following
              termination of employment, if the employment of a grantee terminates for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, severance under the Severance Plan, retirement under any retirement plan of the Corporation or a Subsidiary or death, all outstanding stock options held by the grantee at the time of such termination of employment shall automatically terminate.

         Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

                  (H) If a grantee of a stock option (i) engages in the operation or



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         management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(C) applies following termination of employment), (ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee, in its discretion, may immediately terminate all outstanding stock options held by the grantee. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the outstanding stock options to be terminated shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

                  (I) All stock options, alternative stock appreciation rights and cash payment rights shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The agreement confirming a stock option shall specify whether the stock option is an incentive stock option or a nonstatutory stock option. The provisions of such agreements need not be identical.

                  (J) Fair market value of the Capital Stock shall be the mean between the following prices, as applicable, for the date as of which fair market value is to be determined as quoted in The Wall Street Journal (or in such other reliable publication as the Committee, in its discretion, may determine to rely upon): (i) if the Capital Stock is listed on the New York Stock Exchange ("NYSE"), the highest and lowest sales prices per share of the Capital Stock as quoted in the NYSE-Composite Transactions listing for such date, (ii) if the Capital Stock is not listed on such exchange, the highest and lowest sales prices per share of Capital Stock for such date on (or on any composite index including) the principal United States securities exchange registered under the 1934 Act on which the Capital Stock is listed or (iii) if the Capital Stock is not listed on any such exchange, the highest and lowest sales prices per share of the Capital Stock for such date on the National Association of Securities Dealers Automated Quotations System or any successor system then in use ("NASDAQ"). If there are no such sale price quotations for the date as of which fair market value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then fair market value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of



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         the Capital Stock as so quoted on the nearest date before and the nearest date after the date as of which fair market value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the selling dates and the date as of which fair market value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which fair market value is to be determined, then fair market value of the Capital Stock shall be the mean between the bona fide bid and asked prices per share of Capital Stock as so quoted for such date on NASDAQ, or if none, the weighted average of the means between such bona fide bid and asked prices on the nearest trading date before and the nearest trading date after the date as of which fair market value is to be determined, if both such dates are within a reasonable period. The average is to be determined in the manner described above in this Section 5 (J). If the fair market value of the Capital Stock cannot be determined on any basis previously set forth in this Section 5(J) for the date as of which fair market value is to be determined, the Committee shall in good faith determine the fair market value of the Capital Stock on such date. Fair market value shall be determined without regard to any restriction other than a restriction which, by its terms, will never lapse.

                  (K) The obligation of the Corporation to issue shares of the Capital Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Capital Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

         Subject to the foregoing provisions of this Section 5 and the other provisions of the Plan, stock options, alternative stock appreciation rights and cash payment rights granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in
Section 5(l).


                                   SECTION 6

                   RESTRICTED SHARES, PERFORMANCE SHARES AND
                               OTHER SHARE AWARDS

(A)      RESTRICTED SHARES

         Awards of restricted shares shall be confirmed by an agreement which shall set forth the number of shares of the Capital Stock awarded, the restrictions imposed




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thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares (except as provided below) while such shares are subject to other restrictions imposed under this
Section 6(A)), the duration of such restrictions, events (which may, in the discretion of the Committee, include termination of employment and/or performance-based events) the occurrence of which would cause a forfeiture of the restricted shares and such other terms and conditions as shall be determined, in its discretion, by the Committee. The agreement shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee. The provisions of such agreements need not be identical. Awards of restricted shares shall be effective on the date determined, in its discretion, by the Committee.

         Following the award of restricted shares and prior to the lapse or termination of the applicable restrictions, share certificates for the restricted shares shall be issued in the name of the grantee and deposited with the Corporation in escrow together with related stock powers signed by the grantee. Except as provided in Section 7, the Committee, in its discretion, may determine that dividends and other distributions on the shares held in escrow shall not be paid to the grantee until the lapse or termination of the applicable restrictions. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest. Upon the lapse or termination of the applicable restrictions (and not before such time), the grantee shall receive the share certificates for the restricted shares (subject to the provisions of Section 10) and unpaid dividends, if any. From the date the award of restricted shares is effective, the grantee shall be a stockholder with respect to all the shares represented by the share certificates and shall have all the rights of a stockholder with respect to all the restricted shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the preceding provisions of this paragraph and the other restrictions imposed by the Committee.

         If a grantee of restricted shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(D) applies),
(ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately declare forfeited all restricted shares held by the grantee as to which the restrictions have not yet lapsed. Whether a grantee has engaged in any of the activities referred to in the preceding sentence which would cause the


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restricted shares to be forfeited shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

         Neither this Section 6(A) nor any other provision of the Plan shall preclude a grantee from transferring or assigning restricted shares to (i) the trustee of a trust that is revocable by such grantee alone, both at the time of the transfer or assignment and at all times thereafter prior to such grantee's death or (ii) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of restricted shares from such trustee to any person other than such grantee shall be permitted only to the extent approved in advance by the Committee in writing, and restricted shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable agreement as if such trustee were a party to such agreement.

         Restricted Performance Shares. Specifically, the Committee, in its discretion, may award restricted performance shares with three-year performance cycles which will vest if three-year average return on average equity ("Average ROE") and three-year cumulative earnings per share ("Cumulative EPS") goals established by the Committee are achieved. The Average ROE percentage and the Cumulative EPS figure will be calculated from the consolidated financial statements of the Corporation and its Subsidiaries, excluding (i) the effect of changes in Federal income tax rates, (ii) the effect of unusual and extraordinary items as defined by Generally Accepted Accounting Principles ("GAAP") and (iii) the cumulative effect of changes in accounting principles in accordance with GAAP. The Cumulative EPS figure will also be calculated using primary net income per share, excluding the effect of share distributions for which under GAAP net income per share is adjusted.

         The restricted performance shares for a particular three-year performance cycle and the performance goals to apply to these shares must be established in the year prior to the first year of the three-year period, except that the key employees designated to receive restricted performance shares for the three-year period 1994-1996 and the performance goals to apply to these shares were determined by the Committee on or prior to March 23, 1994. Restricted performance shares as to which the restrictions do not lapse will be forfeited. Awards of restricted performance shares need not be made every year.

         Dividends and other distributions (except dividends or other distributions payable in shares of the Corporation's Capital Stock) on the restricted performance shares held in escrow shall be paid by the Corporation to the grantees of the restricted performance shares at the time such dividends or other distributions would be payable to stockholders, unless the Committee, in its discretion, determines otherwise. It is intended that any compensation received by grantees of restricted performance shares will qualify as performance-based compensation under Section 162(m) of the Code and this portion of Section 6(A) shall be interpreted consistently with that intention.


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(B)      PERFORMANCE SHARES

         An award of performance shares shall entitle the grantee to receive up to the number of shares of Capital Stock covered by the award at the end of or at a specified time or times during a specified award period contingent upon the extent to which one or more predetermined performance targets have been met during the award period. All the terms and conditions of an award of performance shares shall be determined, in its discretion, by the Committee and shall be confirmed by an agreement which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

         The performance target or targets may be expressed in terms of earnings per share, return on stockholder equity, operating profit, return on capital employed or such other measures of accomplishment by the Corporation or a Subsidiary, or any branch, department or other portion thereof, or the grantee individually, as may be established, in its discretion, by the Committee. The performance target or targets may vary for different award periods and need not be the same for each grantee receiving an award for an award period.

         At any time prior to the end of an award period, the Committee may adjust downward (but not upward) the performance target or targets as a result of major events unforeseen at the time of the award, such as changes in the economy, in the industry or laws affecting the operations of the Corporation or a Subsidiary, or any branch, department or other portion thereof, or any other event the Committee determines would have a significant impact upon the probability of attaining the previously established performance target or targets.

         Payment of earned performance shares shall be made to grantees as soon as practicable after the shares have been earned. The Committee, in its discretion, may determine that grantees shall also be entitled to any dividends or other distributions that would have been paid on earned performance shares had the shares been outstanding during the period from the award to the payment of the performance shares. Unless otherwise provided, in its discretion, by the Committee, any such dividends or other distributions shall not bear interest.

         Unless otherwise provided in the agreement confirming the award of the performance shares, if prior to the close of an award period, the employment of a grantee of performance shares is voluntarily terminated with the consent of the Corporation or a Subsidiary, the grantee becomes entitled to a severance benefit under the Severance Plan, the grantee retires under any retirement plan of the Corporation or a Subsidiary or the grantee dies during employment, the Committee in its discretion, may determine to pay to the grantee all or part of the performance shares based upon the extent to which the Committee determines the performance target or targets have been achieved as of the date of termination of employment, retirement or death, the period of time remaining until the end of the award period and/or such other factors as the Committee may deem relevant. If the Committee, in its discretion, determines that all or any part of the performance shares shall be paid, payment shall be made to the grantee or the estate of the grantee as promptly as practicable following such determination.

         Except as otherwise provided in Section 8(E), if the employment of a grantee of an award of performance shares terminates prior to the time the performance shares have been earned for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, severance under the Severance Plan, retirement under any retirement plan of the Corporation or a Subsidiary or death, the unearned performance shares shall be deemed not to have been earned and such shares shall not be paid to the grantee.

         Whether termination of employment is a voluntary termination with the consent of the Corporation or a Subsidiary shall be determined, in its discretion, by the Committee and any such determination by the Committee shall be final and binding.

         If a grantee of performance shares (i) engages in the operation or management of a business (whether as owner, partner, officer, director, employee or otherwise and whether during or after termination of employment) which is in competition with the Corporation or any of its Subsidiaries (provided, however, that this clause shall not apply if Section 8(E) applies),
(ii) induces or attempts to induce any customer, supplier, licensee or other individual, corporation or other business organization having a business relationship with the Corporation or any of its Subsidiaries to cease doing business with the Corporation or any of its Subsidiaries or in any way interferes with the relationship between any such customer, supplier, licensee or other person and the Corporation or any of its Subsidiaries or (iii) solicits any employee of the Corporation or any of its Subsidiaries to leave the employment thereof or in any way interferes with the relationship of such employee with the Corporation or any of its Subsidiaries, the Committee may immediately cancel the award. Whether a grantee has engaged in any of the activities referred to the preceding sentence which would cause the award of performance shares to be cancelled shall be determined, in its discretion, by the Committee, and any such determination by the Committee shall be final and binding.

(C)      OTHER SHARE AWARDS

         The Committee, in its discretion, may from time to time make other awards of shares of Capital Stock under the Plan as an inducement to the grantee to enter the employment of the Corporation or a Subsidiary, in recognition of the contribution of the grantee to the performance of the Corporation or a Subsidiary, or any branch, department or other portion thereof, in recognition of the grantee's individual performance or on the basis of such other factors as the Committee may deem relevant. Capital Stock issued as a bonus pursuant to this Section 6(C) shall be issued for such consideration as the Committee shall determine in its sole discretion.

                                   SECTION 7

                     ADJUSTMENT AND SUBSTITUTION OF SHARES

         If a dividend or other distribution shall be declared upon the Capital Stock payable in shares of the Capital Stock, the number of shares of the Capital Stock subject to any outstanding stock options or performance share awards, the number of shares of the Capital Stock which may be issued under the Plan but are not subject to outstanding stock options or performance share awards and the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any employee during any calendar year under Section 4 on the date fixed for determining the stockholders entitled to receive such stock dividend or distribution shall be adjusted by adding thereto the number of shares of the Capital Stock which would have been distributable thereon if such shares had been outstanding on such date. Shares of Capital Stock so distributed with respect to any restricted shares held in escrow shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares on which they were distributed.

         If the outstanding shares of the Capital Stock shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Corporation or another corporation, whether through reorganization, reclassification, recapitalization, stock split-up, combination of shares, merger or consolidation, then there shall be substituted for each share of the Capital Stock subject to any then outstanding stock option or performance share award, and for each share of the Capital Stock which may be issued under the Plan but which is not then subject to any outstanding stock option or performance share award, the number and kind of shares of stock or other securities into which each outstanding share of the Capital Stock shall be so changed or for which each such share shall be exchangeable. Unless otherwise determined by the Committee, in its discretion, any such stock or securities, as well as any cash or other property, into or for which any restricted shares held in escrow shall be changed or exchangeable in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was issued or distributed.

         In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the aggregate option price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the aggregate option price for all shares of stock or other securities (including any fraction) to which such shares shall have been adjusted or which shall have been substituted for such shares. Any new option price per share shall be carried to at least three decimal places with the last decimal place rounded upwards to the nearest whole number.

         If the outstanding shares of the Capital Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Capital Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

         In case of any adjustment or substitution as provided for in the first two paragraphs of this Section 7, the exercise price for all shares subject to each then outstanding stock option prior to such adjustment or substitution shall be the exercise price for all shares of stock or other securities (including any fraction) after the adjustment or substitution.

         If the outstanding shares of the Capital Stock shall be changed in value by reason of any spin-off, split-off or split-up, or dividend in partial liquidation, dividend in property other than cash or extraordinary distribution to holders of the Capital Stock, (i) the Committee shall make any adjustments to any then outstanding stock option which it determines are equitably required to prevent dilution or enlargement of the rights of grantees which would otherwise result from any such transaction, except that no such adjustment will be made to the exercise price of any stock option and (ii) unless otherwise determined by the Committee, in its discretion, any stock, securities, cash or other property distributed with respect to any restricted shares held in escrow or for which any restricted shares held in escrow shall be exchanged in any such transaction shall also be held by the Corporation in escrow and shall be subject to the same restrictions as are applicable to the restricted shares in respect of which such stock, securities, cash or other property was distributed or exchanged.

         Except as provided in this Section 7, a grantee shall have no rights by reason of any issue by the Corporation of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

                                   SECTION 8

                      ADDITIONAL RIGHTS IN CERTAIN EVENTS

(A)      DEFINITIONS.

         For purposes of this Section 8, the following terms shall have the following meanings:

                  (1) The term "Person" shall be used as that term is used in Sections 13(d) and 14(d) of the 1934 Act as in effect on the effective date of the Plan.

                  (2) "Beneficial Ownership" shall be determined as provided in Rule 13d-3 under the 1934 Act as in effect on the effective date of the Plan.

                  (3) A specified percentage of "Voting Power" of a company shall mean such number of the Voting Shares as shall enable the holders thereof to cast such percentage of all the votes which could be cast in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote); and "Voting Shares" shall mean all securities of a company entitling the holders thereof to vote in an annual election of directors (without consideration of the rights of any class of stock other than the common stock of the company to elect directors by a separate class vote).

                  (4) "Tender Offer" shall mean a tender offer or exchange offer to acquire securities of the Corporation (other than such an offer made by the Corporation or any Subsidiary), whether or not such offer is approved or opposed by the Board.

                  (5) "Continuing Directors" shall mean a director of the Corporation who either (a) was a director of the Corporation on the effective date of the Plan or (b) is an individual whose election, or nomination for election, as a director of the Corporation was approved by a vote of at least two-thirds of the directors then still in office who were Continuing Directors (other than an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of directors of the Corporation which would be subject to Rule 14a-11 under the 1934 Act, or any successor Rule).

                  (6) "Section 8 Event" shall mean the date upon which any of the following events occurs:

                           (a) The Corporation acquires actual knowledge that
                  any Person other than the Corporation, a Subsidiary or any employee benefit plan(s) sponsored by the Corporation or a Subsidiary has acquired the Beneficial Ownership, directly or indirectly, of securities of the Corporation entitling such Person to 30% or more of the Voting Power of the Corporation;

                           (b) A Tender Offer is made to acquire securities of
                  the Corporation entitling the holders thereof to 30% or more of the Voting Power of the Corporation; or

                           (c) A solicitation subject to Rule 14a-11 under the
                  1934 Act (or any successor Rule) relating to the election or removal of 50% or more of the members of the Board or any class of the Board shall be made by any person other than the Corporation or less than 51% of the members of the Board shall be Continuing Directors; or

                           (d) The stockholders of the Corporation shall
                  approve a merger, consolidation, share exchange, division or sale or other disposition of assets of the Corporation as a result of which the stockholders of the Corporation immediately prior to such transaction shall not hold, directly or indirectly, immediately following such transaction a majority of the Voting Power of (i) in the case of a merger or consolidation, the surviving or resulting corporation, (ii) in the case of a share exchange, the acquiring corporation or (iii) in the case of a division or a sale or other disposition of assets, each surviving, resulting or acquiring corporation which, immediately following the transaction, holds more than 10% of the consolidated assets of the Corporation immediately prior to the transaction;

         provided, however, that (i) if securities beneficially owned by a grantee are included in determining the Beneficial Ownership of a Person referred to in paragraph 6(a), (ii) a grantee is required to be named pursuant to Item 2 of the Schedule 14D-1 (or any similar successor filing requirement) required to be filed by the bidder making a Tender Offer referred to in paragraph 6(b) or (iii) if a grantee is a 144 participant" as defined in Instruction 3 to Item 4 of
         Schedule 14A under the 1934 Act (or any successor Rule) in a solicitation (other than a solicitation by the Corporation) referred to in paragraph 6(c), then no Section 8 Event with respect to such grantee shall be deemed to have occurred by reason of such event.

(B)      ACCELERATION OF THE EXERCISE DATE OF STOCK OPTIONS.

         Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, in case any "Section 8 Event" occurs all outstanding stock options (other than those held by a person referred to in the proviso to Section 8(A)(6)) shall become immediately and fully exercisable whether or not otherwise exercisable by their terms.

(C)      EXTENSION OF THE EXPIRATION DATE OF STOCK OPTIONS.

         Subject to the provisions of Section 4 in the case of incentive stock options, unless the agreement referred to in Section 5(I) shall otherwise provide, notwithstanding any other provision contained in the Plan, all outstanding stock options held by a grantee (other than a grantee referred to in the proviso to Section 8(A)(6)) whose employment with the Corporation or a Subsidiary terminates within one year of any Section 8 Event for any reason other than voluntary termination with the consent of the Corporation or a Subsidiary, severance under the Severance Plan, retirement under any retirement plan of the Corporation or a Subsidiary or death which are exercisable shall continue to be exercisable for a period of three years from the date of such termination of employment, but in no event after the expiration date of the stock option.

(D)      LAPSE OF RESTRICTIONS ON RESTRICTED SHARE AWARDS.

         Unless the agreement referred to in Section 6(A) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the scheduled lapse of all restrictions applicable to restricted share awards under the Plan (other than those held by a person referred to in the proviso to Section 8(A)(6)), all such restrictions shall lapse upon the occurrence of any such "Section 8 Event" regardless of the scheduled lapse of such restrictions.

(E)      PAYMENT OF PERFORMANCE SHARES.

         Unless the agreement referred to in Section 6(B) shall otherwise provide, notwithstanding any other provision contained in the Plan, if any "Section 8 Event" occurs prior to the end of an award period with respect to an award of performance shares to a grantee, the performance shares (unless the grantee is a person referred to in the proviso to Section 8(A)(6)) shall be deemed to have been fully earned as of the date of the Section 8 Event, regardless of the attainment or nonattainment of any performance target and shall be paid to the grantee as promptly as practicable after the Section 8 Event.


                                   SECTION 9

           EFFECT OF THE PLAN ON THE RIGHTS OF EMPLOYEES AND EMPLOYER

         Neither the adoption of the Plan nor any action of the Board or the Committee pursuant to the Plan shall be deemed to give any employee any right to be granted a stock option (with or without alternative stock appreciation rights and/or cash payment rights) or an award under the Plan. Nothing in the Plan, in any stock option, alternative stock appreciation rights or cash payment rights granted under the Plan or in any award under the Plan or in any agreement providing for any of the foregoing shall confer any right on any employee to continue in the employ of the Corporation or any Subsidiary or interfere in any way with the rights of the Corporation or any Subsidiary to terminate the employment of any employee at any time.


                                   SECTION 10

                                  WITHHOLDING

         Income or employment taxes may be required to be withheld by the Corporation or a Subsidiary in connection with the exercise of a stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon exercise of an incentive stock option, at the time restricted shares are granted or vest or performance shares are earned or upon the receipt by the grantee of cash in payment of cash payment rights or dividends on restricted stock which has not vested. Except as provided below, the grantee shall pay the Corporation in cash the amount required to be withheld.

         A grantee may elect to have any withholding obligation at the time of the exercise of a nonstatutory stock option or alternative stock appreciation rights or at the time restricted shares vest or performance shares are earned satisfied by the Corporation withholding from the shares of Capital Stock the grantee would otherwise receive full shares of Capital Stock having a fair market value, determined as provided in Section 5(J), on the date that the amount of tax to be withheld is determined (the "Tax Date") equal to, or as nearly equal as possible to but less than, the amount required to be withheld. The Corporation will request that the grantee pay any additional amount required to be withheld directly to the Corporation in cash. Any income or employment taxes required to be withheld by the Corporation or any of its Subsidiaries upon the receipt by the grantee of cash in payment of cash payment rights or dividends will be satisfied by the Corporation by withholding the taxes required to be withheld from the cash the grantee would otherwise receive.

         A grantee may also elect to have any withholding obligation in connection with the exercise of a nonstatutory stock option or alternative stock appreciation rights, upon a "disqualifying disposition" of the shares acquired upon the exercise of an incentive stock option or at the time restricted shares are granted or vest or performance shares are earned satisfied in whole or in part by the grantee tendering to the Corporation a number of previously owned shares of Capital Stock having a fair market value, determined as provided in Section 5(J), on the Tax Date equal to or less than the amount required to be withheld.

         If a grantee does not pay any income or employment taxes required to be withheld by the Corporation or any of its Subsidiaries within ten days after a request for the payment of such taxes, the Corporation or such Subsidiary may withhold such taxes from any other compensation to which the grantee is entitled from the Corporation or any of its Subsidiaries.


                                   SECTION 11

                                   AMENDMENT

         The right to alter and amend the Plan at any time and from time to time and the right to revoke or terminate the Plan are hereby specifically reserved to the Board; provided that no such alteration or amendment of the Plan shall, without stockholder approval, (i) increase the number of shares which may be issued under the Plan as set forth in Section 3, (ii) increase the maximum number of shares as to which stock options may be granted and as to which shares may be awarded under the Plan to any one employee during any one calendar year as set forth in
Section 4, (iii) materially increase the benefits accruing under the Plan to persons subject to the provisions of Section 16(b) of the 1934 Act, (iv) materially modify the requirements as to eligibility for participation in the Plan by persons subject to the provisions of Section 16(b) of the 1934 Act, (v) make any changes in the class of employees eligible to receive incentive stock options under the Plan or (vi) extend the duration of the Plan. No alteration, amendment, revocation or termination of the Plan shall, without the written consent of the holder of an outstanding grant or award under the Plan, adversely affect the rights of such holder with respect to such outstanding grant or award.


                                   SECTION 12

                      EFFECTIVE DATE AND DURATION OF PLAN

         The effective date and date of adoption of the Plan shall be December 16, 1993, the date of adoption of the Plan by the Board, provided that such adoption of the Plan by the Board is approved by the affirmative votes of the holders of a majority of the Capital Stock present in person or by proxy and entitled to vote at a meeting of stockholders duly called and held on or prior to December 15, 1994. No stock option or alternative stock appreciation rights granted under the Plan may be exercised and no restricted shares may be awarded until after such approval. No stock option, alternative stock appreciation rights or cash payment rights may be granted and no awards may be made under the Plan subsequent to December 15, 2003.

The Plan was amended, by the Corporation's stockholders on May 16, 1996, to increase the shares available for grant under the Plan. The Plan was amended by the Board on October 24, 1996 to comply with certain changes made to the 1994 Act. The Plan was amended, by the Corporation's stockholders on May 16, 1997, to eliminate the authorization to reprice stock options, to authorize the issuance under the Plan of 3,500,000 additional shares of the Company's capital stock and to set maximum limitations on awards to comply with the Code.

         IN WITNESS WHEREOF, the Corporation has evidenced the adoption of this Restated Plan by the signature of its duly authorized officer effective May 16, 1997.



                                       QUAKER STATE CORPORATION

Attest:
                                       By: /s/ Paul E. Konney
/s/ C Sherwood                            -----------------------------------
---------------------------                Paul E. Konney
Assistant Secretary                        Senior Vice President, General
                                           Counsel and Secretary


         (SEAL)